WELLS FARGO CORE TRUST
                        WELLS FARGO FUNDS MANAGEMENT, LLC

                          INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A

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                CORE TRUST PORTFOLIOS                       ADVISORY FEE

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Disciplined Growth Portfolio                            0.75
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Equity Income Portfolio                                 0.75
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Index Portfolio                                         0.15
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International Equity Portfolio                          1.00
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Large Cap Appreciation Portfolio                        0.70
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Large Cap Value Portfolio                               0.75
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Large Company Growth Portfolio                          0.75
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Managed Fixed Income Portfolio                          0.50
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Small Cap Basic Value Portfolio                         0.90
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Small Cap Index Portfolio                               0.25
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Small Cap Value Portfolio                               0.90
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Small Company Growth Portfolio                          0.90
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Small Company Value Portfolio                           0.90
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Stable Income Portfolio                                 0.50
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Strategic Value Bond Portfolio                          0.50
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Tactical Maturity Bond Portfolio                        0.50
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Approved by Board of  Trustees:  October 24, 2000,  March 1, 2001,  May 8, 2001,
November 27, 2001, May 7, 2002 and August 6, 2002.

Most Recent Annual Approval Date:  August 6, 2002.

The foregoing fee schedule is agreed to as of August 6, 2002 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO CORE TRUST

                                        By:/s/ C. DAVID MESSMAN
                                           -------------------------------------
                                           C. David Messman
                                           Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC

                                        By:/s/ ANDREW OWEN
                                           -------------------------------------
                                           Andrew Owen
                                           Vice President


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